UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

Embarq Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-32732	20-2923630
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5454 W. 110th Street Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 323-4637

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 31, 2008, the Board of Directors of Embarq Corporation (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. As a result of the amendments, the deadlines have changed for submitting a notice of stockholder nominees for director and for submitting a notice of certain stockholder proposals for consideration at the Company’s 2009 annual meeting of stockholders. The new deadlines are set forth in the final section of this Item 5.03.

In addition to the Bylaw amendments described below, certain non-substantive technical and clarifying Bylaw amendments were adopted. The following summary of the changes effected by the Bylaw amendments is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, as amended July 31, 2008, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Modifications to Advance Notice Provisions

Section 2.02(B) of the Bylaws was modified to clarify that the advance notice procedures set forth in Section 2.02 are the sole means for a stockholder to present a director nomination or business (other than business included in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”)) before an annual meeting of stockholders.

Section 2.02(C) of the Bylaws was amended to provide that a stockholder must provide notice to the Secretary of the Company regarding director nominations or other business (other than business included in the Company’s proxy materials pursuant to Rule 14a-8) to be brought before an annual meeting of stockholders at least 90 and not more than 120 days before the one-year anniversary of the preceding year’s annual meeting. Before the amendment, the Bylaws provided that a stockholder was required to provide such notice at least 120 and not more than 150 days before the one-year anniversary of the date the Company mailed its proxy materials for the preceding year’s annual meeting.

Section 2.02(E) of the Bylaws was amended to provide that when the number of directors to be elected at an annual meeting of stockholders is increased and the Company has not made a public announcement naming all nominees or specifying the size of the increased Board of Directors at least 100 days before the one-year anniversary of the preceding year’s annual meeting, a stockholder would have 10 days following the public announcement in which to timely deliver a notice of the director nomination to the Company, subject to the other relevant requirements set forth in the Bylaws. Before the amendment, the 100-day public announcement deadline was instead 55 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting.

The definition of “public announcement” in Section 2.02(H) of the Bylaws was amended to mean disclosure in a press release that is reported on a national news service or generally available on internet news sites, or in a filing with the Securities and Exchange Commission. Before the amendment, the Bylaws provided a requirement that the Company additionally follow its “customary procedures” in releasing such a press release.

Sections 2.02(C) and (D) of the Bylaws were amended to add a requirement that any stockholder who submits a notice of a nomination or other business to be brought before an annual meeting of stockholders in accordance with Section 2.02 must disclose certain additional beneficial ownership and investment information, including (i) information about persons controlling, or acting in concert with, such stockholder, (ii) information about any hedging or similar transactions engaged in by them with respect to the Company’s common stock, (iii) certain information about a stockholder’s nominees for election to the Board of Directors, and (iv) to the extent known by the stockholder, the identity of any other stockholder supporting the stockholder’s nominee or proposal.

Business at Special Meetings of Stockholders

Section 2.03 of the Bylaws was amended to clarify that the only business to be conducted at a special meeting of stockholders is that which shall have been brought before the meeting by or at the direction of the Board of Directors.

Section 2.03 of the amended Bylaws also clarifies that a person is not eligible for election or reelection as a director at a special meeting called for the purpose of electing directors unless such person is nominated (i) by or at the direction of the Board of Directors, or (ii) by a stockholder of record in accordance with the notice procedures of Section 2.03.

Procedures for Designation of Chair for Meetings of Stockholders

Section 2.07 of the Bylaws was amended to provide that meetings of stockholders may only be chaired by a person designated by the Board of Directors, the Chairman of the Board of Directors, or the Chief Executive Officer of the Company. Before the amendment, the Bylaws permitted stockholder meetings to be chaired by a person chosen by a stockholder vote at the meeting in the absence of the Chairman, the Chief Executive Officer or a person designated by the Board of Directors.

Clarification to the Role of the Chief Executive Officer at Board Meetings

The amendment to Section 4.05 of the Bylaws clarifies that, unless otherwise designated by the Board of Directors, in the absence of the Chairman of the Board of Directors, the Chief Executive Officer will preside at meetings of the Board of Directors if the Chief Executive Officer is a member of the Board of Directors.

Deadline for Stockholder Nominations and Proposals for the 2009 Annual Meeting

As a result of the modifications to the advance notice provisions in Section 2.02 of the Bylaws as described above, notice of a stockholder nomination or proposal (other than a proposal submitted for inclusion in the Company’s proxy statement pursuant to Rule 14a-8) intended to be presented at the Company’s 2009 annual meeting of stockholders must be received by the Company’s Corporate Secretary no earlier than January 1, 2009 and no later than January 31, 2009. The stockholder submitting the notice must comply with the applicable requirements of Section 2.02 of the Bylaws, as amended, in order to present a nominee or proposal for stockholder consideration at the 2009 annual meeting.

The deadline for submission of proposals for inclusion in the Company’s proxy statement pursuant to Rule 14a-8 is November 14, 2008, which is 120 days before the first anniversary of the mailing date of the Company’s proxy materials for the 2008 annual meeting of stockholders. Proposals submitted pursuant to Rule 14a-8 must comply with the applicable requirements of such rule.

Each notice of nomination or proposal should be mailed to Embarq Corporation, Attn: Corporate Secretary, 5454 W. 110th Street, Overland Park, Kansas 66211.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embarq Corporation

Date: August 5, 2008	By:	/S/ TRACY D. MACKEY
Tracy D. Mackey
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws

5